SUPPLEMENT TO THE PROSPECTUS                                         May 1, 2000

United Government Securities Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.

The following supplements the information regarding Class A shares in the sections entitled "Choosing A Share Class":

The expanded table below replaces the table regarding the initial sales charge applicable to purchases of Class A shares:

                        Sales Charge  Sales Charge as Approx.Dealer Reallowance
                       as Percent of     Percent of Amount     as Percent of
Size of Purchase       Offering Price         Invested         Offering Price
----------------       --------------   -------------------- ------------------

  Under $100,000             4.25%               4.44%               3.60%
  $100,000 to less
     than $300,000           3.25%               3.36%               2.75%
  $300,000 to less
     than $500,000           2.50%               2.56%               2.00%
  $500,000 to less
     than $1,000,000         1.50%               1.52%               1.20%
  $1,000,000 to less
     than $2,000,000         1.00%               1.01%               0.75%
  $2,000,000 and over        0.00%               0.00%               0.50%*

  *Waddell & Reed, Inc. may pay additional compensation from its own resources to securities dealers based upon the value of shares of the Fund owned by the dealer for its own account or for its customers. Waddell & Reed, Inc. may also provide compensation from its own resources to securities dealers with respect to other shares of the Fund purchased by customers of such dealers without payment of a sales charge.


Until March 31, 2001, Class A shares may also be purchased at net asset value by persons who are clients of Legend Equities Corporation if the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which is not within the United Group of Mutual Funds and the purchase is made within 60 days of such redemption.


To be attached to the cover page of the Prospectus of:

     United Government Securities Fund, Inc. - dated September 20, 1999 United Municipal Bond Fund, Inc. - dated December 31, 1999
     United Municipal High Income Fund, Inc. - dated December 31, 1999

This Supplement is dated May 1, 2000.

NUS2100L